J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan High Yield Municipal ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated November 30, 2023

to the current Summary Prospectus and Prospectus, as supplemented

ADDITIONAL BENCHMARK. Effective as of the date of this supplement, the Fund will add a tertiary benchmark. There will be no change in the Fund’s investment strategies as a result of the benchmark’s addition.

Therefore, the second paragraph of “The Fund’s Past Performance” section and the “Average Annual Total Returns” table in the “Risk/Return Summary” section of the Summary Prospectus and Prospectus for the Fund are hereby deleted and replaced with the below:

The Fund’s Past Performance

The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the predecessor fund’s Class R6 Shares) has varied from year to year for the past ten calendar years. The table shows the Fund’s average annual total returns (represented by the average annual total returns of the predecessor fund’s Class R6 Shares) for the past one year, five years and ten years. The table compares the Fund’s performance (represented by the performance of the predecessor fund’s Class R6 Shares) to the performance of the Bloomberg US Municipal Index, the Bloomberg High Yield Municipal Bond Index, and the Bloomberg 65% High Grade/35% High Yield TR Index. The indices do not include the fees and expenses of the mutual funds in each respective index. The performance of the Class R6 Shares of the predecessor fund prior to their inception are based on Class I Shares. The actual returns of the predecessor fund’s Class R6 Shares would be substantially similar to the performance of Class I Shares because the predecessor fund is invested in the same group of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the predecessor fund’s Class R6 Shares. Performance for the predecessor fund is based on the NAV per share of the predecessor fund shares rather than on market-determined prices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Effective November 1, 2018, the predecessor fund’s investment strategies changed. The predecessor fund’s past performance would have been different if the predecessor fund were managed using the current strategies.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2022)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	-15.33%	0.71%	1.63%
Return After Taxes on Distributions	-15.36	0.65	1.45
Return After Taxes on Distributions and Sale of Fund Shares	-7.76	1.31	1.80
BLOOMBERG US MUNICIPAL INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	-8.53	1.25	2.13
BLOOMBERG HIGH YIELD MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	-13.10	2.63	3.49
BLOOMBERG 65% HIGH GRADE/35% HIGH YIELD TR INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	-10.14	1.76	2.63

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS AND PROSPECTUS

FOR FUTURE REFERENCE

SUP-HYM-ETF-1123